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                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934


Filed by the registrant  [X]
Filed by a party other than the registrant  [_]
Check the appropriate box:

[_]  Preliminary proxy statement          [_]   Confidential, For Use of the
[_]  Definitive proxy statement                 Commission Only (as permitted
[X]  Definitive additional materials            by Rule 14a-6(e)(2))
[_]  Soliciting material pursuant to Rule
     14a-11(c) or Rule 14a-12

________________________________________________________________________________

          Windsor Park Properties 5, A California Limited Partnership
          -----------------------------------------------------------

               (Name of Registrant as Specified in Its Charter)
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   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[_]  No Fee Required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
                       Units of limited partner interest
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(2)  Aggregate number of securities to which transaction applies:
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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:/1/
                                  $9,017,000
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(4)  Proposed maximum aggregate value of transaction:
                                  $9,017,000
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(5)  Total fee paid:
                                    $1,803
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[X]  Fee paid previously with preliminary materials:
                                    $1,803
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[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
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(2)  Form, schedule or  registration statement no.:
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(3)  Filing party:
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(4)  Date filed:
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______________
/1/ Set forth the amount on which the filing fee is calculated and state how it was determined.